SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



            Date of Report (date of earliest event reported): May 13, 2003




                             EASTGROUP PROPERTIES, INC.
                    ---------------------------------------------
                 (Exact Name of Registrant as Specified in its Charter)





         Maryland                        1-7094                  13-2711135
-----------------------        ---------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                   (601)354-3555
                ----------------------------------------------------
                (Registrant's telephone number, including area code)

                                    Not Applicable
              ------------------------------------------------------------
              (Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

99.1     Press Release dated May 13, 2003



ITEM 9. Regulation FD Disclosure (Information provided under Item 12 - Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein required by Item 12 of Form 8-K is being filed under Item 9 of Form 8-K.

On May 13, 2003, we issued a press release, which corrected depreciation and amortization expense for the first quarter of 2003 from what was reported in the Company's April 22, 2003 Earnings Release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 13, 2003

                                    EASTGROUP PROPERTIES, INC.


                                    By: /s/ N. KEITH MCKEY
                                        N. Keith McKey
                                        Executive Vice President,
                                        Chief Financial Officer and Secretary

                                 Exhibit Index


Exhibit 99.1               Press Release dated May 13, 2003.

                                                                    Exhibit 99.1

                                  NEWS RELEASE

FOR MORE INFORMATION, CONTACT:
David H. Hoster II, President and Chief Executive Officer
N. Keith McKey, Chief Financial Officer
(601) 354-3555

--------------------------------------------------------------------------------
                  EASTGROUP PROPERTIES ANNOUNCES A CORRECTION TO
              DEPRECIATION AND AMORTIZATION EXPENSE (DOES NOT AFFECT
               FUNDS FROM OPERATIONS) FOR THE FIRST QUARTER OF 2003

--------------------------------------------------------------------------------

     JACKSON, MISSISSIPPI, May 13, 2003 -- EastGroup Properties (NYSE-EGP) announced today a correction to depreciation and amortization expense for the first quarter of 2003. The correction does not change EastGroup's reported funds from operations for the first quarter of 2003. The corrected amounts are as follows:

                                                                                  As Reported in the
                                                                                    April 22, 2003
                                                                                   Earnings Release        Corrected
                                                                                ---------------------------------------
Depreciation and Amortization Expense                                                  $7,295,000          $7,687,000
Net Income Available to Common Stockholders                                            $3,154,000          $2,762,000
Net Income Available to Common Stockholders Per Basic Share                                 $0.20               $0.17
Net Income Available to Common Stockholders Per Diluted Share                               $0.19               $0.17


     The Form 10-Q filed with the Securities and Exchange Commission includes the corrected amounts.

     EastGroup Properties, Inc. is a self-administered equity real estate investment trust focused on the acquisition, ownership and development of industrial properties in major Sunbelt markets throughout the United States. Its strategy for growth is based on its property portfolio orientation toward premier distribution facilities located near major transportation centers. EastGroup's portfolio currently includes 18.7 million square feet with an additional 510,000 square feet of properties under development.

     EastGroup Properties, Inc. press releases are available on the worldwide web at www.eastgroup.net.

                                 # # # #

                   P.O. BOX 22728 JACKSON, MS 39225-2728
                    TEL: 601-354-3555 FAX: 601-352-1441